                                                                   EXHIBIT 10.19

                                 GROUND LEASE
                                 ------------

     THIS LEASE dated this 15th day of May, 1969, is between FREDERICK BOYSEN and TED BOYSEN, each with a one-half (1/2) interest as his separate estate, whose address is 18118 Pacific Highway South, Seattle, Washington, 98118, herein collectively called "Owner", and KILROY INDUSTRIES, a California corporation, whose address is 626 Wilshire Boulevard, Los Angeles, California, 90017, herein called "Tenant". As parties hereto, Owner and Tenant agree:

     1.   Premises. Owner leases to Tenant and Tenant leases from Owner the real
          --------
estate situate in the County of King, State of Washington, more particularly described on Exhibit A attached hereto and by this reference made a part hereof, together with improvements to be placed thereon from time to time, all hereinafter referred to as "Premises". The term "Site" will be used to refer to the land exclusive of the building improvements, and the building improvements exclusive of the land will hereinafter be called "Improvements".

     2.   Term. The term of this lease shall commence on the date hereof and it
          ----
shall extend to December 31, 2032, subject to Tenant's option to earlier terminate this lease pursuant to paragraph 11, and subject to Tenant's option to further extend this lease pursuant to paragraph 13.

     3.   Rent.
          ----

          (a)  Initial Rent: Concurrently herewith Tenant has paid Owner $750.00
               ------------
per month from January 1, 1969, in satisfaction of all rents accruing during the period this lease was under negotiation, and extending until the end of the calendar month in which executed.

          (b)  Interim Rent: For the period ending on the earliest to occur of
               ------------
either completion of Improvements upon the premises costing in excess of $1,500,000.00, or December 31, 1971, Tenant shall pay to Owner the sum of $750.00 per month in advance on the first day of each calendar month commencing on the first day of the calendar month following date of execution hereof.

          (c)  Primary Rent: Commencing on the earliest to occur of the first
               ------------
day of the calendar month following completion of Improvements costing in excess of $1,500,000.00, or January 1, 1972, Tenant shall pay to Owner at such place as Owner may from time to time designate in writing an annual rent of $60,000.00, payable monthly in advance on the first day of each calendar month in the amount of $5,000.00.

          (d)  Adjustment to Primary Rent: The primary yearly rent for the
               --------------------------
Premises shall be adjusted for the five year period commencing January 1, 1979, and for every five year period thereafter, based upon the variations in the United States Department of Labor, Bureau of Labor Statistics, Consumers Price Index ("CPI"), Seattle, Washington area, and shall be made as hereinafter set forth:

               (i) The average of the monthly variations of said CPI for the calendar year ending December 31, 1969, shall be determined (hereinafter called "Index Base Period"), and the average of the monthly variations of said CPI for the calendar year ending December 31, 1978, shall be determined (hereinafter called "Index Adjustment Period"). The yearly rent of $60,000.00 being paid during the primary rent period ending December 31,1978, shall thereupon, commencing on January 1, 1979, and applicable for the next ensuing five years, be adjusted by calculating the percentage increase, if any, that said Index Adjustment Period shall have increased over the Index Base Period, and multiplying such percentage increase times the theretofore existing yearly primary rent, and by adding the results of such multiplication to the then existing yearly primary rent. For example, if the average for said Index
Base Period is 150, and if the average for said Index Adjustment Period is 156, then the percentage to multiply times the yearly rent to determine the increase therein to be paid commencing January 1, 1979, would be 4% (6 divided by 150), and the increased yearly rental rate would be

$62,400.00 ($60,000.00 plus $2,400.00), payable in monthly installments of $5,200.00, for the period January 1, 1979, through December 31, 1983.

               (ii) In a similar manner, the average of the monthly variations of said CPI for the last calendar year at the end of each subsequent five year period shall be determined, thereby establishing the new Index Adjustment Period, and said new Index Adjustment Period shall be compared with the Index Base Period to determine the percentage increase or decrease thereby resulting. The rent for the next succeeding five year period shall be adjusted upward or downward in the manner hereinabove indicated by adding or deducting from the yearly rent then payable the results obtained by multiplying said yearly rent by such percentage increase or decrease.

               (iii) It is acknowledged that upward or downward adjustments in yearly rent may take place based upon said CPI changes, if any; but the parties agree that under no circumstances and at no time during the entire term of this lease shall the yearly rent be less than $60,000.00. The parties further agree that the adjustments to the primary rent shall not cause an increase in yearly rent above the following amounts for the following periods:

                                                              Maximum
     Period                                                 Yearly Rent
     ------                                                 -----------

     January 1, 1979, to December 31, 1983                  $66,000.00
     January 1, 1984, to December 31, 1988                  $72,000.00
     January 1, 1989, to December 31, 1993                  $78,000.00

There shall be no ceiling on yearly rent subsequent to January 1, 1994.

               (iv) The present CPI is ascertained by the United States Department of Labor by reference to an assumed base of 1957 through 1959 equalling 100. If the base period 1957 through 1959 should be abandoned as a reference base, and a new period be substituted with a new starting point of 100, then the average CPI determination required hereunder establishing the Index Base Period shall be modified, taking into account the new base period, so as to reflect the increase or decrease between the CPI occurring during the periods for which such comparison and difference is to be determined. In the event that the necessary CPI figures are not available upon the commencement of a new five year period, then the current yearly rental rate shall continue to be paid until the CPI figures become available, at which time the necessary retroactive rental adjustment shall be made. Yearly rentals shall be payable in twelve equal monthly installments on the first day of each calendar month.

               (v) In the event that said Consumers Price Index (CPI) of the United States Department of Labor, Bureau of Labor Statistics, as hereinabove referred to,ceases to be available altogether during the term of this lease, and the parties are unable to agree on any adjustment or on any other available Index, they shall submit to arbitration under Paragraph 24 hereof in order to determine the rent on a basis comparable to said CPI.

     4.   Improvements and Use. Tenant is hereby granted permission, at Tenant's
          --------------------
sole cost, risk and expense, at any time and from to time, to construct upon the Site such Improvements as Tenant may determine, and Tenant may tear down, remove, alter or reconstruct Improvements as Tenant may elect. Tenant may use the Premises for any lawful purposes permitted by applicable governmental zoning designations.

     5.   Taxes and Assessments. Tenant shall pay during the term of this lease
          ---------------------
all taxes and assessments that become due and payable during the term hereof on the entire premises (Site and all Improvements) and upon all personal property placed thereon. Tenant shall have the right in Tenant's or Owner's name, but at Tenant's sole cost and expense, to contest the validity of any tax or assessment by appropriate proceedings timely instituted. If at any time during the term of this lease any governmental subdivision shall undertake to create an improvement or special assessment district, the proposed boundaries of which shall include all or any portion of the Premises, Tenant shall be entitled to appear in any proceeding relating thereto and to exercise all rights of a landowner to have the Premises excluded from such district or to determine the degree of benefit to Tenant that might result therefrom. If any tax, assessment, charge, levy or impost made against the Premises to finance such special improvement shall be payable in installments, then Tenant shall only be obligated to pay those installments as shall fall due during the term of this lease. Owner shall not voluntarily consent to or join in the creation of any special assessment tax or improvement district affecting the demised premises without the Tenant's prior written approval.

     6.   Utility Charges. Tenant shall pay or cause to be
          ---------------
paid all charges for water, gas, sewer, flood control, electricity, light, heat, air conditioning, power, telephone, trash or garbage disposal, or other services used, rendered or supplied to Tenant in connection with the Premises.

     7.   Hold Harmless and Insurance.
          ---------------------------

          (a) Tenant agrees that Owner shall not at any time or to any extent whatsoever be liable, responsible, or in anywise accountable for any loss, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person whomsoever who may at any time be using, occupying or visiting the Premises, or be in, on or about the same, unless such loss, injury, death or damage shall be due to the overt acts of Owner or Owner's employees and agents; and Tenant shall indemnify, defend, hold and save Owner free and harmless of, from and against any and all claims, liability, loss or damage whatsoever, including attorneys' fees, on account of any such loss, injury, death or damage, except loss, injury, death or damage due to the overt acts of Owner or Owner's employees or agents. Tenant shall procure at Tenant's sole cost and expense and maintain in full force and effect during the entire term of this lease (i) bodily injury liability insurance with limits of not less than $250,000.00 per person and $500,000.00 per occurrence, insuring against any and all liability of Tenant with respect to the Premises, and (ii) property damage liability insurance with a limit of not less than $25,000.00.

          (b) Owner shall be name as an additional insured on all such liability insurance policies and Owner shall be supplied either with copies of the policies or certificates thereof.

          (c) Tenant shall likewise procure and maintain standard fire and extended coverage insurance on the improvements to the extent of at least 80% of insurable value. Owner shall be named as an additional insured on such fire insurance policies should Tenant not exercise is option of extension of this Lease three (3) years prior to the end of the initial term as provided in paragraph 13 hereof.

     8. Waiver of Subrogation. Owner and Tenant each release and relieve the
        ---------------------
other, and each waives the entire right of recovery against the other, for losses or damages arising out of or incident to the perils of fire, explosion, or any other perils included in the "extended coverage" form of insurance endorsement approved for use in the State of Washington, which occurs in, on or about the Premises, whether due to the negligence of either party, their agents, employees, or otherwise.

     9. Possession. Tenant may have possession of the Site from and after the
        ----------
date hereof, except that Owner reserves the right to store peat on the Site for a period of not to exceed eighteen months from date hereof at such location or locations as shall not interfere with Tenant's use and occupancy of the Site.

     10. Financing. Tenant contemplates obtaining financing for the construction
         ---------
of Improvements upon the Site (and such offsite improvements as are incident thereto), and such financing will be obtained from time to time in relation to specific projects and portions of the Site as the Site is orderly developed. Owner agrees from time to time to encumber Owner's interest in the Site or the portions thereof as are incident to such financing then to be obtained by Tenant, and for this purpose Owner agrees to join in the execution of such security instrument or instruments encumbering the Site, in whole or in part, as the lenders to Tenant may require, provided that:

          (a) At no time and under no circumstances shall Owner be personally obligated for the repayment of such financing, nor for the costs of procuring such, nor for the performance of any covenant to be kept by Tenant;

          (b) There be only a first mortgage for such subordination on any parcel of land;

          (c) There be no second mortgages or additional encumbrances on any parcel of land;

          (d) Each mortgage be limited to the cost of Improvements to be placed on any parcel, which will include site and utility work;

          (e) There be no balloon payments at or near the end of scheduled repayment of any mortgage loan;

          (f) Tenant and every mortgagee shall notify Owner of any default of Tenant in repaying loans or performing any covenant;

          (g) Owner shall have the right to cure such defaults and the right to redeem;

          (h) All financing shall provide by its terms that it is to be repaid pursuant to the amortization schedule of the note not later than fifteen years prior to the end of the term of this lease, except that if the option to extend or renew this lease is exercised by Tenant, the period for such loan repayment may be extended so as to expire not later than fifteen years prior to the end of the extended option term.

    11. Option to Terminate. Tenant shall have an option to terminate this lease
        -------------------
at any time prior to the first to occur of the commencement of construction of substantial Improvements, or December 31, 1971. Tenant shall exercise its option, should it elect so to do, by written notice to Owner, and upon giving such written notice this lease and all obligations of Owner and Tenant hereunder shall cease and terminate, except for Owner's obligation for a share of investigative costs, as set forth in paragraph 18 hereof. Tenant would only intend to exercise its option to earlier terminate this lease if in the opinion of the experts employed by it the contemplated project is not feasible due to adverse physical factors affecting the Site, or is otherwise economically not feasible.

     12. Option to Lease Additional Area. Tenant shall have
         -------------------------------
an option to lease the additional area described in Exhibit B attached hereto and by this reference made a part hereof, for the balance of the term of this lease, such option to be exercised within sixty days upon being informed by Owner of the availability thereof following the death or moving of Mrs. Catherine Boysen, Owner's mother now residing thereon. The primary rent for this additional area shall be $5,000.00 per year, to be pro-rated for the first year on a monthly basis, and to be adjusted on CPI variations after January 31, 1979, beginning with the calendar year in which this option is exercised over the year 1969, all as set out in paragraph 3 (d) above; and to be added to the basic primary or adjusted rent, and payable simultaneously therewith. Tenant in exercising this option shall pay Owner the value of the two residences located on said additional area, to be appraised at that time, with the right of Owner to move them or either of them or any shrubs from said area, if desired.

     13. Option to Extend. Tenant shall have an option to extend the lease term
         ----------------
for an additional period of thirty (30) years upon the same terms, covenants and conditions as set forth herein, including the continuation of the rental re-adjustments required by the provisions of paragraph 3(d) hereof. Tenant shall exercise this option, if it intends so to do, by written notice to Owner not later than three years prior to the end of the initial term of this lease.

     14. First Refusal. Owner hereby grants to Tenant the following options of
         -------------
first refusals:

          (a) Premises: If Owner proposes to sell the Premises, including the
              --------
area described in Exhibit B, Owner gives Tenant the first refusal opportunity to buy them at the same price and upon the same terms as are acceptable to Owner from any bona fide third party purchaser.

          (b) Property Contiguous to South: If Owner proposes to sell or lease
              ----------------------------
the property immediately south of the Site, consisting of approximately five acres, which is more fully described in Exhibit C attached hereto and by this reference made a part hereof, Owner gives Tenant the first refusal right to buy or lease said real property or the portion thereof Owner is then willing to sell or lease, at the same price and upon the same terms as are acceptable to Owner from any bona fide third party purchaser or lessee. The first refusal privilege granted in this subparagraph (b) shall terminate December 31, 1978.

          (c) Procedure: Owner shall notify Tenant of any acceptable bona fide
              ---------
offer made to Owner by written notice to Tenant specifying the terms thereof, and indicating Owner's willingness to accept the same. Tenant shall have thirty
(30) days following receipt of such notice within which to accept and exercise Tenant's first refusal privilege, and if not accepted within said thirty day period, Owner may complete the sale or lease to the third party at the price and on the terms so communicated to Tenant. Tenant's first refusal privilege shall continue as to any successors and assigns of Owner.

     15. Notices. All notices under this lease shall be in writing and be
         -------
effective when delivered in person or upon deposit in the United States mail, registered or certified, return receipt requested, postage prepaid and properly addressed to Owner at 18118 Pacific Highway South, Seattle, Washington, 98188, and to Tenant at 626 Wilshire Boulevard, Suite 850, Los Angeles, California 90017, or to such other place as may be hereafter designated by either party in writing.

     16. Eminent Domain.
         --------------
          (a) The term "eminent domain" shall include the exercise of any similar governmental power, whether by public authority or a private corporation, or any purchase or other acquisition in lieu of condemnation. Settlement of any legal proceedings and purchase price in lieu of condemnation shall require the consent of both parties, and if a lender shall have a security interest in any portion of the Premises subject to the exercise of eminent domain, its consent shall also be required. The expression "date of taking" means the date possession is surrendered to the condemning authority.

          (b) If the whole of Premises should be taken under the power of eminent domain, the lease term shall cease as of the date of taking. If such portion of the Premises be taken that the ground area is reduced by more than twenty percent (20%) and the balance is thereby, in the bona fide judgment of Tenant, rendered unsuitable for Tenant's purposes, Tenant, at its option, upon thirty (30) days' prior written notice to Owner, may terminate this lease. However, in the event that any portion of the Premises is then encumbered by a lender to Tenant, the consent of such lender to Tenant's exercise of such termination privilege shall be a condition precedent to the effectiveness thereof.
          (c) If less than all of the Premises is taken under the power of eminent domain and this lease is not terminated by reason of such partial taking the fixed yearly rent hereunder shall be reduced in the proportion that the fair market value of the Site so condemned bears to the fair market value of the entire Site immediately before the taking.

          (d) The award payable by the condemning authority in the event of the exercise of eminent domain shall be divided between Owner and Tenant in the following manner:

          (i) Owner shall be entitled to that portion of the award representing the taking of the Site as if unimproved.

          (ii) Tenant shall be entitled to that portion of the award representing the taking of the improvements upon the Site. In the event that only a portion of the premises is taken and the lease is not terminated by reason of such partial taking, Tenant shall also be entitled to that portion of the award that is paid for the purpose of placing the remainder of the Premises in a condition following the taking as shall place such remainder in a form so that the Site and Improvement can continue to be used as an integral whole for the purposes intended. Tenant shall also be entitled to that portion of the award representing the bonus value, if any, of the leasehold interests owned and held by Tenant.

          (iii) Any lender to Tenant whose loan is secured wholly or partially by a portion of the Premises to be condemned shall be entitled to that portion of the condemnation award as is set forth and contained in its security documents.

     17.  Development of Site.  Tenant has employed architects and engineers,
          -------------------
soil engineers and traffic specialists in connection with a thorough analysis of the physical conditions and requirements incident to the Site and the proper development thereof. At such time as Tenant receives favorable reports and recommendations from its architects, engineers, soil engineers and traffic specialists, Tenant will file such applications for zoning, rezoning, and/or variances therefrom with the cognizant governmental authorities as will permit construction of Improvements on the Site that are economically feasible and in conformity with the recommendations so made. Owner agrees to join in and execute such applications and other instruments, at no cost or expense to Owner, as may be necessary for the purpose of assisting Tenant in obtaining such zoning, rezoning or variances and building permits for the purpose of permitting Tenant to develop the Site. Owner further agrees, in connection with Tenant's development of the Site, to join in the execution and granting of such easements, roadway or other dedications as may be required by cognizant governmental authorities and subdivisions and agencies thereof, and in favor of public utility companies, for the purpose of complying with the requirements of such cognizant governmental authorities or public utility companies. Owner agrees to join in the execution of such conveyances, dedications, or other documents as may be reasonably required by cognizant governmental authorities applying not only to the Site but also to other properties owned by Owner, so that drainage problems affecting the Site can be satisfied and overcome. Owner further agrees that the Site and portions thereof may be filled and compacted, and for this purpose Tenant shall be entitled to such slope easements and/or such subjacent or lateral support for fill and compacting of the Site along the boundary lines of the Site upon the adjacent property of Owner as may be necessary to properly develop the Site from an economic and engineering standpoint, subject to Owner's approval which shall not be unreasonably withheld. It is the mutual intent of Owner and Tenant that they shall cooperate with each other to the end that the Site, as well as Owner's adjacent properties, can be properly and economically developed for mutual economic benefit of Tenant and Owner.

     18.  Costs of Development.  Tenant shall be solely responsible for all
          --------------------
costs and expenses of any improvements made by Tenant, as well as for the costs and expenses incident to the development of the Site and the investigation now being made relative thereto by Tenant's architects, engineers and traffic specialists. Owner acknowledges that the results of the investigations now being made by Tenant will accrue to the overall benefit and best interest of Owner as to the other properties owned by Owner adjacent to the Site. Consequently, Owner agrees to share in the investigative costs and expenses incurred by Tenant relative to the Site in the following manner: In the event that the investigations now being made for Tenant indicate that the project is economically not feasible, and Tenant exercises its option to terminate this lease, then Owner shall repay to Tenant a sum not to exceed the lesser of the following amounts: (i) $2,500.00 or
(ii) one-half of the total costs and expenses incurred by Tenant, or (iii) one-half of the total rentals paid to Owner by Tenant.

     Tenant agrees in relation to the initial investigations relative to the Site to furnish Owner with a list of all engineering and planning maps, studies, calculations, sketches, reports, documents, photographs, and other similar materials relevant to the Site, its present condition and its potential use. Said list shall include the name and address of the firm, individual, company and agency where such materials are obtainable and shall authorize Owner, at Owner's expense, to procure said materials, including reproducible copies thereof.

     19.  Maintenance.  Tenant shall keep the Premises in good order and repair,
          -----------
and in a clean, sanitary and safe condition. Owner may enter upon the Premises at reasonable times to ascertain compliance herewith. If Tenant fails to commence repairs within ninety days after written demand, or adequately to complete such repairs within a reasonable time thereafter, Owner may cause such repairs to be made and add the cost thereof to the next month's rental installment.

     20.  Termination.  At any time prior to the expiration of this lease, Owner
          -----------
may terminate the same upon the happening of any one of the following events:

          (a) Failure of Tenant to pay any installment of rent then due within sixty days after notice to Tenant and mortgagee.

          (b) Failure of Tenant to perform or to begin and diligently to pursue any other covenant of this Lease within ninety days after notice to Tenant and mortgagee.

          (c) Failure of Tenant to maintain any mortgage on the premises in good standing, and in the event of default, to reinstate the mortgage within sixty days after notice from the mortgagee or Owner.

     21.  Re-entry.  Upon the termination of this Lease, whether by lapse of
          --------
time or otherwise, Owner may re-enter the premises and remove all persons and chattels therefrom. Tenant shall remain liable upon any mortgage or other debts required to be paid by Tenant under this Lease which is a lien against the premises, repay the same, and hold Owner harmless in respect thereto.

     22.  Surrender.  At the expiration of the tenancy, whether by lapse of time
          ---------
or otherwise, Tenant shall surrender the premises in good order and repair, reasonable wear and tear excepted. Tenant may remove its furnishings and other personal property as can be removed without damage to the structures of any buildings.

     23.  Amendments to Lease.  This Lease may only be modified or amended by an
          -------------------
agreement in writing between the parties hereto. In the event that any lender to Tenant should reasonably require as a condition to the making of its loan that this Lease be amended, then Owner and Tenant agree to amend it within its general purview and terms for the purpose of complying with the reasonable requirements of said lender, provided that such amendment shall not operate to reduce the total rentals to which Owner is entitled pursuant to the provisions hereof. In the event that a lender to Tenant should require that this Lease be partitioned and reduced in scope so as to cover only a portion of the Site, then Owner and Tenant agree by written amendment to reduce the scope of this Lease so as to apply only to that portion of the Site then to be developed by Tenant and so encumbered in favor of the lender. The rental rate to be paid under this lease as thus amended and reduced in scope shall be in the ratio as the fair market value of the reduced Site to be covered by this lease bears to the total fair market value of the entire Site. Concurrently with and as a condition of so amending this lease and reducing the size of the Site and the rental payable hereunder, Owner and Tenant shall enter into a new lease covering the balance of the Site upon the exact same terms, covenants and conditions as then contained herein, except that the rental payable under said new lease, when added to the reduced rental payable under this lease, as amended, shall equal the total monthly rental required prior to the amending of this lease.

     24.  Arbitration.  In the event of any dispute or controversy between Owner
          -----------
and Tenant, the same shall within a reasonable time be decided by arbitration pursuant to the laws of the State of Washington governing arbitration. In the event that the laws of the State of Washington shall be inadequate or incomplete, such arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association. For the purpose of initiating arbitration, Owner and Tenant shall, by written notice to the other, each designate an arbitrator, and the two arbitrators so designated shall select a third arbitrator. Any two arbitrators who may agree shall determine the matter in dispute. The fees and expenses of the arbitrators shall be shared equally by Owner and Tenant. In the event that one party shall fail or refuse to name an arbitrator within thirty (30) days after written demand is made for arbitration, then the other party shall have the right to name an arbitrator for the party so refusing to name an arbitrator.

     25.  Mortgagee Provisions.  For the purpose of protecting the interests of
          --------------------
and security of an institutional first mortgage lender to Tenant, Tenant and Owner agree that the following provisions and conditions shall be applicable and binding upon Owner and Tenant during such periods of time and for so long as the loan or loans made by any such first mortgage lender have not been fully paid, satisfied, performed and discharged:

          (a) Additional Notice:  Signed copies of any notices to be served on
              -----------------
Owner by Tenant, or upon Tenant by Owner, pursuant to the provisions of this Ground Lease, shall also be served on the mortgagee by registered or certified mail, postage prepaid, deposited in an official receptacle for United States mail, and forwarded to such address as shall be indicated to Owner and Tenant from time to time by such mortgagee. Owner and Tenant agree that neither of them shall exercise any right, power or remedy with respect to any default or claimed default of the other party under this Lease without also first serving a signed copy of any notice relative to said default on the mortgagee as herein set forth.

          (b) Extension of Period to Remedy Default:  If Tenant does not remedy
              -------------------------------------
a default after receipt of written notice thereof within the time limits provided herein, Owner shall give the mortgagee written notice of such fact in the manner provided in Paragraph 25 (a), above. Mortgagee shall then have an additional period of time of sixty (60) days within which to cure or to commence to cure the default of Tenant, as hereinafter provided, and Owner will not exercise any right, power or remedy with respect to any such uncured default of Tenant if the mortgagee or the agent of the mortgagee within such 60 day period shall give to Owner written notice (hereinafter called "Notice of Intention to Cure Default") of mortgagee's intention to undertake the curing of such default or to cause the same to be cured and with all due diligence shall proceed to, and shall thereafter prosecute such curing with due diligence. In the event the mortgagee is unable to obtain possession and control of the premises demised under the Lease and the property situated thereon, the mortgagee shall be deemed to be exercising all due diligence in curing such default or causing the same to be cured if it is prosecuting will all due diligence any action which mortgagee may deem necessary or appropriate in its good faith judgment to obtain such possession and control. In the event that any default under the Lease is not cured prior to the expiration of one of the following periods, as the case may be:

          (i) If the mortgagee shall have given the Notice of Intention to Cure Default the period shall be the time from the giving of such notice and ending at the time the mortgagee ceases to prosecute with all due diligence the curing of such default or the causing of the same to be cured (which time may be specified by the mortgagee by written notice to the Owner); or

          (ii) If the mortgagee shall not have given the Notice of Intention to Cure Default, the period shall be the additional sixty (60) day period above referred to,

the Owner may, upon expiration of the appropriate period, by notice to the mortgagee and the Tenant, terminate the interest of the Tenant under this Lease and, if the interest of Tenant is so terminated, the mortgagee, or, if the mortgagee shall have specified a nominee in writing to the Owner, then such nominee, shall thereupon be substituted as the Tenant under this Lease with the same force and effect as if originally named as such therein; provided, however, the mortgagee or such nominee, as the case may be, shall not be bound by any of the covenants, agreements, terms or provisions of this Lease until such time as the Owner, at the request and expense of the mortgagee or such nominee, as the case may be, takes all appropriate steps to remove the Tenant from the demised premises, at which time the mortgagee or such nominee, as the case may be, will be obligated to perform such covenants, agreements, terms and provisions as if they or it had been bound by them from the time of such substitution and at which time the mortgagee or such nominee, as the case may be, will be obligated to cure any default in the payment of money under the Lease within ten (10) days, provided, further, at any time prior to the expiration of the tenth day after the mortgagee receives said written notice of the Owner's termination of the interest of the Tenant under this Lease, the mortgagee, or its nominee, as the case may be, may advise the Owner in writing that they waive their rights under Paragraph 25 (b) of this Lease, whereupon neither the mortgage nor its nominee shall thereafter be deemed substituted as the Tenant under this Lease pursuant to this subparagraph (b), and if notice of default or of termination has been given by the Owner, but the default complained of has been remedied or is in the process of being remedied, that notice shall be deemed of no further force or effect, and this Lease shall continue as if such notice had not been given, but this shall in no way affect the rights of the Owner to otherwise terminate the interests of the Tenant under this Lease in accordance with the other terms and conditions of this Lease in the event of any further or other default of Tenant. Unless the rights of the mortgagee or its nominee under this subparagraph (b) are waived as aforesaid, the Owner will not, prior to the substitution of the mortgagee or its nominee as Tenant under this Lease, exercise any other right, power or remedy with respect to any default under this Lease.

          (c) Performance by Mortgagee: The mortgagee may make any payment or
              ------------------------
perform any act under this Lease with the same effect as if made or performed by the Tenant, to the extent and in the manner permitted by the Mortgage or this Lease, and no entry by the mortgagee upon the demised premises under this Lease for such purpose shall constitute or be deemed to be an eviction of the Tenant.

          (d) No Rejection of Lease: So long as a mortgagee shall have a first
              ---------------------
lien upon the interest of the Tenant under this Lease, this Lease shall not terminate by reason of any rejection of the Lease by the Tenant, or any trustee of the Tenant, in any bankruptcy, reorganization, arrangement or similar proceeding. If at any time the Lease would terminate if it were not for this subparagraph (d), then without any action or consent by the Owner the Tenant or the mortgagee, the Tenant's interest under this Lease shall, at such time, be transferred to the mortgagee, or if the mortgagee shall have specified a nominee in writing to the Owner, then to such nominee.

          (e) Right to Enforce: If an event of default under the provisions of
              ----------------
the Mortgage or other security document securing the loan of the mortgagee shall have occurred, the mortgagee may exercise and enforce, with respect to this Lease and the premises demised under this Lease and the property situated thereon, any and all rights of the Tenant under this Lease, and any right, power or remedy of the mortgagee under the Mortgage, always subject, however, to the provisions of this Lease.

          (f) Transfer of Tenant's Interests: In case the Tenant's interest
              ------------------------------
under this Lease shall be sold, assigned or otherwise transferred pursuant to foreclosure or similar proceeding or sale, assignment or other transfer in lieu thereof, or the exercise of any other right, power or remedy by the mortgagee, or anyone else, or in case the mortgagee or its nominee is substituted as Tenant, and if no rent or other charges shall then be delinquent under this Lease, and if arrangements reasonably satisfactory to the Owner have been made for the curing of any other default susceptible of being cured by the Tenant under the new lease referred to below, and if the Lease shall not have been terminated by reason of default pursuant and subject to the provisions of this Lease, the Owner, within thirty (30) days after receiving a written request therefor and upon payment of all expenses, including attorneys' fees, incident thereto, will execute and deliver a new lease of the demised premises under this Lease to the purchaser, assignee, transferee or party substituted as Tenant, as the case may be, for the remainder of the term of this Lease, containing the same covenants, agreements, terms, provisions and limitations as contained in this Lease.

          (g)  New Lease:  In case of the termination of this Lease by reason
               ---------
of the happening of any Event of Default under the Lease or by summary dispossess proceedings (such as unlawful detainer actions) or under any similar provision of law now or at any time hereafter in force by reason of or based upon or arising out of a default under this Lease or because of any other reason, and if the mortgagee shall have paid or arranged to the reasonable satisfaction of the Owner for the payment of all rent and other charges due and payable by the Tenant under this Lease as of the date of such termination, together with the rent and other charges which but for such termination would have become so due and payable from the date of such termination through the 90th day after the effective date of such termination, and shall have arranged to the reasonable satisfaction of the Owner for the curing of any default susceptible of being cured by the Tenant under the new lease referred to below, the Owner, upon the written request of the mortgagee, given any time prior to such 90th day and upon payment of all expenses, including attorneys' fees, incident thereto, will execute and deliver a new lease of the premises demised under this Lease to the mortgagee, or if the mortgagee shall have specified a nominee in writing to the Owner, then to such nominee, for a term corresponding to the remainder of the term of this Lease before giving effect to such termination, containing the same covenants, agreements, terms, provisions and limitations as contained in this Lease. Upon the execution and delivery of such new lease, the Owner, at the request and expense of the new tenant, will take all appropriate steps to remove the Tenant from such demised premises. The mortgagee may at any time during the 90 day period after the date of such termination notify the Owner that it will not request such new lease.

          (h)  Insurance:  All insurance policies with respect to the premises
               ---------
demised under this Lease are to be carried in such names, in addition to the name of the Tenant, are to contain such provisions, and are to be so adjusted and to be so payable, as provided in the Mortgage and other security documents securing and/or evidencing the loan of the mortgagee, and compliance by the Tenant with the terms of the Mortgage or such other documents relating to such insurance policies and the proceeds thereof shall not constitute a default under this Lease.

          (i)  No Merger:  So long as the mortgagee shall have a lien upon the
               ---------
interests of Tenant under this Lease, there shall be no merger of this Lease or any interest in this Lease, nor of the leasehold estate created by this Lease or any such leasehold estate, with the fee estate in the demised premises thereunder by reason of the fact that the Lease or any such interest, may be held, directly or indirectly, by or for the account of any person who shall own the fee estate in the demised premises under this Lease or any interest in such fee estate.

          (j)  No Surrender:  So long as the mortgagee shall have a lien upon
               ------------
the interests of Tenant under this Lease, no surrender (except a surrender upon the expiration of the full term of this Lease) to the Owner of the Lease or of the premises demised under this Lease or of any part thereof or of any interest therein by the Tenant, and no termination of this Lease by the Tenant shall be valid or effective, and neither this Lease nor any of the terms hereof may be amended, modified, changed or canceled, without the prior written consent of the mortgagee. No such surrender shall be deemed to be accepted except upon the execution and delivery of written acceptance by the Owner and such written consent by the mortgagee.

          (k)  Mortgagee Defined:  The word "mortgagee" as used herein shall
               -----------------
mean any mortgagee or mortgagees, if there be more than one, and their respective successors and assigns, and any persons entitled or empowered, at the time, to act for all the holders of all the obligations of Tenant issued under and secured by the lien of a first mortgage on all or portions of the premises demised under this Lease.

     26.  General.
          -------

          (a) This Lease shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

          (b) This lease shall be governed by the laws of the State of Washington.

          (c) The headings of the paragraphs in this lease are for convenience and reference only and they in no way define, limit or describe the scope or intent of the lease or the provisions of such paragraphs.

          (d) Feminine or neuter pronouns shall be substituted for those of masculine form, or vice versa, and the plural shall be substituted for the singular number, or vice versa, in the place or places wherein the context may require such substitution or substitutions.

          (e) Upon request of either party, Owner and Tenant shall execute a short form or "Memorandum" of this lease in recordable form, describing the site, and specifying the commencement and termination dates.

     IN WITNESS WHEREOF, the parties hereto have executed this Ground Lease as of the day and year first above written.



                                  /s/ Frederick Boysen
                                  -----------------------------------
                                  FREDERICK BOYSEN



                                  /s/ Ted Boysen
                                  -----------------------------------
                                  TED BOYSEN

                                  KILROY INDUSTRIES



                                  By  /s/ John B. Kilroy
                                      --------------------------------



                                  By  /s/ Marshall L. McDaniel
                                      -------------------------------

STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

     ON this 15th day of May, 1969, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared FREDERICK BOYSEN and TED BOYSEN, to me known to be the individuals described in and who executed the foregoing instrument, and acknowledged that they signed and sealed this said instrument as their free and voluntary act and deed for the uses and purposes therein mentioned.

     GIVEN under my hand and official seal this 15th day of May, 1969.



                                              [Signature]
                                  -----------------------------------
                                  Notary Public in and for the State
                                  of Washington, residing at Seattle.

STATE OF CALIFORNIA   )
                      )  ss.
COUNTY OF LOS ANGELES )

     On this 29 day of May, 1969, before me, the undersigned, a Notary Public
             --
in and for said County and state, personally appeared JOHN B. KILROY, known to
                                                      --------------
me to be the President, and MARSHALL L. McDANIEL, known to me to be the
                            --------------------
Secretary of KILROY INDUSTRIES, the corporation that executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

     WITNESS my hand and official seal.


[SEAL APPEARS HERE]
                                  /s/ Donald C. McDaniel
                                  ------------------------------------
                                  Notary Public in and for said County
                                   and State

                                  "EXHIBIT A"

That portion of the northeast quarter of the northeast quarter of section 33, township 23 north, range 4 east, W.M., in King County, Washington, described as beginning at the intersection of the east line of Pacific Highway and the northerly line of the south 200 feet of said subdivision, as measured along the east line of said highway; thence east along said north line a distance of 200 feet to the true point of beginning; thence continuing east along said north line to the west line of the east 300 feet of said subdivision; thence north along said west line to an intersection with a line produced easterly from a point on the east line of said Pacific Highway and perpendicular thereto; said point being 836 feet south, as measured along the east line of said highway from the intersection of the east right-of-way of Pacific Highway and the south right-of-way of South 176th Street; thence west along said perpendicular line to a point 200 feet east, as measured along said line from the east line of Pacific Highway; thence southerly, parallel with the east line of Pacific Highway, to the true point of beginning.

The Southerly 200 feet, as measured along the Easterly line of Pacific Highway, of that portion of the NE 1/4 of the NE 1/4 of Section 33, Township 23
North, Range 4 East W.M. in King County, Washington, lying Easterly of Pacific Highway, EXCEPT the East 300 feet thereof;

The Northerly 250 feet, as measured along the Easterly line of Pacific Highway, of that portion of the SE 1/4 of the NE 1/4 of Section 33, Township 23 North, Range 4 East W.M. in King County, Washington, lying Easterly of Pacific Highway, EXCEPT the East 300 feet thereof;

Also that portion of the East 300 feet of the NE 1/4 of the NE 1/4 of Section 33, Township 23 North, Range 4 East W.M. in King County, Washington, lying Southerly of a line described as follows: Beginning at the Southeast corner of the Pacific Highway and South 176th Street intersection, proceed South a distance of 636 feet along the right-of-way of the Pacific Highway; thence 100 feet in an Easterly direction perpendicular to the Pacific Highway; thence 180 feet in a Northerly direction perpendicular to 176th Street; thence Easterly in this direction parallel to 176th Street to the West line of the East 300 feet of said subdivision and the True Point of Beginning of said described line; thence Easterly along said parallel line to the line of said subdivision and the terminus of said line, EXCEPT the East 20 feet thereof for 32nd Avenue South.

                                  "EXHIBIT B"

That portion of the northeast quarter of the northeast quarter of section 33, township 23 north, range 4 east, W.M., in King County, Washington, described as beginning at the intersection of the east line of Pacific Highway and the northerly line of the south 200 feet of said subdivision, as measured along the east line of said highway; thence east along said north line 200 feet; thence north parallel with the east line of said highway to an intersection with a line produced easterly from a point on said east line and perpendicular thereto; said point being 836 feet south, as measured along said east line from the intersection of the east right-of-way line of said Pacific Highway and the south right-of-way line of South 176th Street; thence west along said perpendicular line 200 feet to the east line of said highway; thence south along said east line to the point of beginning.

                                  "EXHIBIT C"

That portion of the North 3/4 of the Southeast Quarter of the Northeast Quarter of Section 33, Township 23 North, Range 4 East, W.M., lying easterly of Pacific Highway State Road No. 1, EXCEPT the East 300 feet thereof, and EXCEPT the South 500 feet of the West 300 feet as measured along the North and South Line thereof, and EXCEPT the Northerly 250 feet as measured along the Easterly line of Pacific Highway.